GREENLEAF INCOME GROWTH FUND Ticker GIGFX

a series of PFS Funds

Supplement dated May 2, 2016

     To the Fund’s Statement of Additional Information dated February 29, 2016, as may be supplemented from time to time.

     The first paragraph under “THE INVESTMENT ADVISER” on page 10 of the Statement of Additional Information is deleted and replaced with the following:

     The Adviser is 42 Investment Advisory Group, LLC, located at 29525 Chagrin Blvd., Suite 309, Pepper Pike, Ohio 44122. The Adviser is controlled by Mr. Geofrey Greenleaf and Mr. Rakesh Mehra. Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Effective May 2, 2016 the Adviser receives an investment management fee equal to 0.99% of the average daily net assets of the Fund up to $200 million and 0.84% of the Fund’s average daily net assets in excess of $200 million. Prior to May 2, 2016 the Adviser received an investment management fee equal to 1.00% of the average daily net assets of the Fund up to $200 million and 0.84% of the Fund’s average daily net assets in excess of $200 million. For the fiscal period ended October 31, 2015 the Adviser earned management fees equal to $47,683. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Trust and the Adviser is available in the Fund's semi-annual report to shareholders dated April 30, 2015. Under the Services Agreement the Adviser receives an additional fee of 0.44% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. For the fiscal period ended October 31, 2015 the Adviser earned services fees equal to $20,981.

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